RECAST HISTORICAL SEGMENT FINANCIAL DATA
(UNAUDITED)

Total Whirlpool	2017					2016					2015
Amounts in millions	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Units Sold (in thousands)	16,161	17,679	18,134	19,730	71,704	15,802	17,292	17,950	20,648	71,692	16,250	16,657	17,440	19,925	70,272
Net Sales	4,786	5,347	5,418	5,702	21,253	4,616	5,198	5,248	5,656	20,718	4,846	5,208	5,277	5,560	20,891
Ongoing Net Sales (*)	4,786	5,379	5,418	5,702	21,285	4,616	5,198	5,248	5,656	20,718	4,846	5,208	5,277	5,560	20,891
Gross Margin	826	876	915	985	3,602	823	969	940	960	3,692	826	907	919	1,008	3,660
Gross Margin %	17.3%	16.4%	16.9%	17.3%	16.9%	17.8%	18.6%	17.9%	17.0%	17.8%	17.1%	17.4%	17.4%	18.1%	17.5%
Selling, General and Administrative Expenses	499	526	521	566	2,112	473	543	519	545	2,080	510	555	534	544	2,143
Earnings Before Interest and Taxes	239	251	310	249	1,049	253	327	344	351	1,275	250	315	308	323	1,196
EBIT Margin %	5.0%	4.7%	5.7%	4.4%	4.9%	5.5%	6.3%	6.6%	6.2%	6.2%	5.2%	6.1%	5.8%	5.8%	5.7%
Ongoing Earnings Before Interest and Taxes	285	350	355	374	1,364	309	401	388	413	1,511	279	336	398	431	1,445
Ongoing EBIT Margin %	6.0%	6.5%	6.6%	6.6%	6.4%	6.7%	7.7%	7.4%	7.3%	7.3%	5.7%	6.4%	7.5%	7.8%	6.9%
Depreciation and Amortization	163	156	168	167	654	168	164	164	159	655	161	170	165	172	668

RECAST HISTORICAL SEGMENT FINANCIAL DATA
(UNAUDITED)

North America	2017					2016					2015
Amounts in millions	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Units Sold (in thousands)	5,931	6,839	7,274	8,113	28,157	5,521	6,124	6,755	8,133	26,533	5,327	5,889	6,317	7,257	24,790
Net Sales	2,446	2,833	2,854	2,932	11,065	2,289	2,611	2,713	2,928	10,541	2,221	2,549	2,663	2,722	10,155
Ongoing Net Sales	2,446	2,833	2,854	2,932	11,065	2,289	2,611	2,713	2,928	10,541	2,221	2,549	2,663	2,722	10,155
Gross Margin	444	541	532	561	2,078	406	524	530	533	1,993	397	460	514	525	1,896
Gross Margin %	18.2%	19.1%	18.6%	19.1%	18.8%	17.7%	20.1%	19.5%	18.2%	18.9%	17.9%	18.0%	19.3%	19.3%	18.7%
Selling, General and Administrative Expenses	163	199	189	200	751	163	198	192	189	742	175	183	192	191	741
Earnings Before Interest and Taxes	275	336	336	335	1,282	236	318	331	339	1,224	261	265	336	307	1,169
EBIT Margin %	11.2%	11.9%	11.8%	11.4%	11.6%	10.3%	12.2%	12.2%	11.6%	11.6%	11.8%	10.4%	12.6%	11.3%	11.5%
Ongoing Earnings Before Interest and Taxes	275	336	336	335	1,282	239	318	331	339	1,227	214	268	323	344	1,150
Ongoing EBIT Margin %	11.2%	11.9%	11.8%	11.4%	11.6%	10.4%	12.2%	12.2%	11.6%	11.6%	9.7%	10.5%	12.1%	12.1%	11.2%
Depreciation and Amortization	53	54	53	50	210	52	54	53	53	212	52	52	52	52	208

RECAST HISTORICAL SEGMENT FINANCIAL DATA
(UNAUDITED)

Latin America	2017					2016					2015
Amounts in millions	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Units Sold (in thousands)	2,589	2,886	2,869	3,294	11,638	2,659	2,977	2,676	3,401	11,713	3,122	2,802	2,690	3,903	12,517
Net Sales	921	986	966	1,073	3,946	815	960	920	1,036	3,731	1,011	981	871	1,020	3,883
Ongoing Net Sales	921	986	966	1,073	3,946	815	960	920	1,036	3,731	1,011	981	871	1,020	3,883
Gross Margin	171	157	143	169	640	127	148	138	165	578	151	143	128	154	576
Gross Margin %	18.6%	15.9%	14.8%	15.8%	16.2%	15.6%	15.4%	14.9%	15.9%	15.5%	15.0%	14.5%	14.7%	15.1%	14.9%
Selling, General and Administrative Expenses	96	84	81	95	356	77	83	81	89	330	83	94	84	81	342
Earnings Before Interest and Taxes	66	57	55	70	248	40	50	43	59	192	48	106	35	40	229
EBIT Margin %	7.2%	5.8%	5.7%	6.5%	6.3%	4.9%	5.2%	4.6%	5.7%	5.2%	4.8%	10.8%	4.0%	3.9%	5.9%
Ongoing Earnings Before Interest and Taxes	66	57	55	70	248	40	50	43	59	192	58	44	36	42	180
Ongoing EBIT Margin %	7.2%	5.8%	5.7%	6.5%	6.3%	4.9%	5.2%	4.6%	5.7%	5.2%	5.7%	4.5%	4.1%	5.7%	5.0%
Depreciation and Amortization	31	32	32	31	126	28	33	30	30	121	30	33	24	30	117

RECAST HISTORICAL SEGMENT FINANCIAL DATA
(UNAUDITED)

Europe, Middle East and Africa	2017					2016					2015
Amounts in millions	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Units Sold (in thousands)	5,078	5,776	5,795	6,349	22,998	5,465	6,031	6,367	6,808	24,671	5,716	5,910	6,491	7,028	25,145
Net Sales	1,033	1,200	1,268	1,380	4,881	1,173	1,296	1,319	1,360	5,148	1,273	1,334	1,452	1,542	5,601
Ongoing Net Sales	1,033	1,200	1,268	1,380	4,881	1,173	1,296	1,319	1,360	5,148	1,273	1,334	1,452	1,542	5,601
Gross Margin	113	146	157	167	583	191	212	188	171	762	182	208	189	248	827
Gross Margin %	11.0%	12.2%	12.4%	12.1%	11.9%	16.3%	16.4%	14.3%	12.6%	14.8%	14.3%	15.6%	13.0%	16.1%	14.8%
Selling, General and Administrative Expenses	124	139	139	155	557	129	159	141	148	577	150	149	149	153	601
Earnings Before Interest and Taxes	(23)	(2)	(2)	8	(19)	46	36	30	38	150	(5)	48	20	78	141
EBIT Margin %	(2.3)%	(0.2)%	(0.2)%	0.6%	(0.4)%	4.0%	2.8%	2.3%	2.8%	2.9%	(0.4)%	3.6%	1.4%	5.1%	2.5%
Ongoing Earnings Before Interest and Taxes	(23)	(2)	(2)	8	(19)	49	52	39	38	178	13	53	59	78	203
Ongoing EBIT Margin %	(2.3)%	(0.2)%	(0.2)%	0.6%	(0.4)%	4.2%	4.0%	3.0%	2.8%	3.5%	1.0%	4.0%	4.1%	5.1%	3.6%
Depreciation and Amortization	48	41	47	60	196	47	42	66	49	204	48	59	47	45	199

RECAST HISTORICAL SEGMENT FINANCIAL DATA
(UNAUDITED)

Asia	2017					2016					2015
Amounts in millions	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Units Sold (in thousands)	2,563	2,178	2,196	1,974	8,911	2,157	2,160	2,152	2,306	8,775	2,085	2,056	1,942	1,737	7,820
Net Sales	435	373	375	356	1,539	382	378	355	375	1,490	386	392	354	328	1,460
Ongoing Net Sales (*)	435	405	375	356	1,571	382	378	355	375	1,490	386	392	354	328	1,460
Gross Margin	96	30	81	88	295	96	81	82	86	345	92	93	87	79	351
Gross Margin %	22.0%	8.2%	21.7%	24.7%	19.2%	25.3%	21.3%	23.2%	22.9%	23.2%	23.9%	23.9%	24.7%	24.2%	24.0%
Selling, General and Administrative Expenses	63	55	70	70	258	61	53	58	59	231	60	58	56	63	237
Earnings Before Interest and Taxes	24	(30)	9	12	15	24	19	19	31	93	26	30	28	12	96
EBIT Margin %	5.6%	(8.0)%	2.5%	3.4%	1.0%	6.4%	5.1%	5.5%	8.2%	6.2%	6.7%	7.6%	8.0%	3.8%	6.6%
Ongoing Earnings Before Interest and Taxes	24	10	9	12	55	26	35	21	32	114	32	35	31	18	116
Ongoing EBIT Margin %	5.6%	2.5%	2.5%	3.4%	3.5%	6.9%	8.5%	6.1%	8.4%	7.4%	7.2%	8.6%	8.8%	5.6%	7.6%
Depreciation and Amortization	17	15	22	9	63	17	17	16	13	63	16	16	16	14	62

RECAST HISTORICAL SEGMENT FINANCIAL DATA
(UNAUDITED)

Other/Elimination	2017					2016					2015
Amounts in millions	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Units Sold (in thousands)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Sales	(49)	(45)	(45)	(39)	(178)	(43)	(47)	(59)	(43)	(192)	(45)	(48)	(63)	(52)	(208)
Ongoing Net Sales	(49)	(45)	(45)	(39)	(178)	(43)	(47)	(59)	(43)	(192)	(45)	(48)	(63)	(52)	(208)
Gross Margin	2	2	2	—	6	3	4	2	5	14	4	3	1	2	10
Gross Margin %	(3.8)%	(4.3)%	(5.3)%	—%	(3.4)%	(6.9)%	(8.9)%	(4.1)%	(11.6)%	(7.5)%	(9.7)%	(6.5)%	(1.8)%	(3.1)%	(4.9)%
Selling, General and Administrative Expenses	53	49	42	46	190	43	50	47	60	200	42	71	53	56	222
Earnings Before Interest and Taxes	(103)	(110)	(88)	(176)	(477)	(93)	(96)	(79)	(116)	(384)	(80)	(134)	(111)	(114)	(439)
EBIT Margin %	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
Ongoing Earnings Before Interest and Taxes	(57)	(51)	(43)	(51)	(202)	(45)	(54)	(46)	(55)	(200)	(38)	(64)	(51)	(52)	(205)
Ongoing EBIT Margin %	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm
Depreciation and Amortization	14	14	14	17	59	24	18	(1)	14	55	15	10	26	31	82

nm = not meaningful

(*) Reflects the impact of the out-of-period adjustment in our China business related to trade promotion accruals as disclosed in footnote (d) within the supplemental information information in the reconciliation of GAAP to non-GAAP financial measures in our second quarter 2017 earnings release.